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             CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

                                                                    EXHIBIT 23.1

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation by reference into the Company's previously filed Registration Statement on Form S-8 (File No. 333-16837) of our report included in this Form 11-K.


                                   /s/ ARTHUR ANDERSEN LLP

Vienna, Virginia
March 27, 2001